Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
13. Subsequent Events
As of December 31, 2022, the Company had approximately $5.7 million on deposit at Silicon Valley Bank (“SVB”), consisting of $3.9 million of cash and cash equivalents and $1.8 million of restricted cash. SVB was closed on March 10, 2023, by the California Department of Financial Protection and Innovation, which appointed the Federal Deposit Insurance Corporation (“FDIC”) as receiver. Subsequent to the closure of SVB, the FDIC created Silicon Valley Bridge Bank, N.A. (“SVB Bridge Bank”) and the Company’s SVB deposits were transferred to SVB Bridge Bank. As of March 20, 2023, the Company had approximately $36.9 million, including $1.8 million of restricted cash, on deposit at SVB Bridge Bank.
On January 31, 2023, the Company received a written notice from the staff of Nasdaq’s Listing Qualifications Department, notifying the Company that, for the 30 consecutive business day period between December 15, 2022 through January 30, 2023, the bid price for its common stock had closed below the $1.00 per share minimum bid price requirement for continued listing on Nasdaq pursuant to Nasdaq Listing Rule 5450(a)(1), or the Minimum Bid Price Requirement. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has 180 calendar days, or until July 31, 2023, to regain compliance with the Minimum Bid Price Requirement. If the Company fails to satisfy the continued listing requirements of Nasdaq, such as the Minimum Bid Price Requirement, Nasdaq may take steps to delist its common stock.
On February 2, 2023, after a review of the Company’s business, programs, resources and capabilities, including anticipated costs and timelines, the Company announced the decision to halt further development of its programs and to conduct a comprehensive review of strategic alternatives. The Company also announced a corporate restructuring on February 7, 2023 that resulted in a reduction in its workforce by 84% that was substantially completed in February 2023 resulting in severance and related costs of approximately $5.4 million.
As part of the strategic review process, the Company is exploring potential strategic alternatives that include, without limitation, an acquisition, merger, business combination or other transaction. The Company is also exploring strategic alternatives related to its product candidates and related assets, including, without limitation, licensing transactions and asset sales. There can be no assurance that the strategic review process will result in the Company pursuing a transaction, or that any transaction, if pursued, will be completed on terms favorable to the Company and its stockholders. If the strategic review process is unsuccessful, the Company’s board of directors may decide to pursue a dissolution and liquidation of the Company.
On February 6, 2023, the Company entered into an agreement with Wedbush Securities Inc
.
(“Wedbush”) to act as the Company’s exclusive strategic financial advisor in connection with a potential strategic transaction including but not limited to an acquisition, merger, business combination or other transaction. Upon the consummation of such transaction, the Company agreed to pay Wedbush a success fee of 1.0% of the transaction value with a minimum fee of $1.5 million.